UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2026
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C4 THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39567	47-5617627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Arsenal Way, Suite 120 Watertown, MA		02472
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (617) 231-0700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CCCC	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On June 11, 2026, C4 Therapeutics, Inc. (the “Company”) posted a a corporate presentation on its website at https://ir.c4therapeutics.com/events-presentations. A copy of the presentation is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.
Item 8.01 Other Events.
On June 11, 2026, the Company posted on its website a poster presentation with further analysis from its fully enrolled Phase 1 trial of cemsidomide, a next-generation oral IKZF1/3 degrader, in combination with dexamethasone for the treatment of relapsed/refractory multiple myeloma (“RRMM”), to be presented at the European Hematology Association 2026 Congress (“EHA 2026 Congress”). A copy of the poster presentation, which has been published to the “Events & Presentations” section of the Company’s website, is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
On June 11, 2026, the Company also issued a Press Release reporting further analysis from the Phase 1 trial of cemsidomide in combination with dexamethasone for the treatment of RRMM to be presented at the EHA Congress. A copy of the Press Release is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601) and Instruction B.2 to this form.

Exhibit Number	Description
99.1	Corporate presentation of the Company dated June 2026
99.2	Poster from C4 Therapeutics, Inc.’s EHA 2026 Congress Presentation, dated June 11, 2026
99.3	Press release issued June 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Sounds goofd

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C4 Therapeutics, Inc.

Date: June 11, 2026	By:	/s/ Kendra R. Adams
Kendra R. Adams
Chief Financial Officer and Treasurer